UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 23, 2008

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                  000-50052                  06-1393745
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois              60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  First Quarter Results of Operations and Financial Condition.
           ------------------------------------------------------------

      On April 23, 2008, Cosi, Inc. issued a press release reporting its sales for the first quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
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(d)   Exhibits

      99.1    Press Release of Cosi, Inc., dated April 23, 2008.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date: April 23, 2008

                                         /s/ William Koziel
                                         ---------------------------------------
                                         Name:  William Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                      Description                   Electronic (E)
-------------   --------------------------------------------   ----------------
     99.1       Press Release of Cosi, Inc., dated April 23,          E
                2008.